Exhibit 99.02
Management Presentation March 24 - 27, 2008

3 2007 Was a Great Year for Valero Financial Earned $7.72 per share from continuing operations, one of our best years ever Purchased 14% of our shares that were outstanding at the end of 2006 For 2006 and 2007, purchased nearly 20% of our shares that were outstanding at the end of 2005 Raised annual dividend rate by 50% to $0.48 per share Maintained investment grade credit rating Operations Voted Fortune Magazine's #1 Best Big Company to Work For Restructured retail business, reorganizing refinery accounting and procurement for pre-tax savings estimated at $25 million per year Commissioned major projects at St. Charles, Houston, Corpus Christi, Ardmore, and Benicia $2.8 billion in capital spending came in $700 million (20%) under budget Strategic Sold Lima refinery for $1.9 billion plus approx. $550 million of working capital Began strategic alternatives discussions for Aruba, Memphis and Krotz Springs Initiated discussions on Ardmore in 2008

Gasoline Season Is Not Over 5 5-Yr Avg 2008 2007 High Low 1/6/2006 9.0914 9.331 9.292 9.221 8.665 1/13/2006 8.9667 9.288 9.18425 9.104 8.562 1/20/2006 8.85795 9.168 9.129 8.998 8.389 1/27/2006 8.7848 9.081 9.08975 8.879 8.22 2/3/2006 8.75885 8.984 9.0735 8.883 8.204 2/10/2006 8.7758 8.96 9.07375 8.939 8.143 2/17/2006 8.8083 9 9.12125 8.994 8.238 2/24/2006 8.81825 9.027 9.129 9.012 8.374 3/3/2006 8.8436 9.065 9.14275 9.034 8.514 3/10/2006 8.9212 9.093 9.167 9.04 8.554 3/17/2006 8.96425 9.08 9.1775 9.054 8.625 3/24/2006 8.98785 9.20975 9.079 8.598 3/31/2006 8.9939 9.28475 9.093 8.499 4/7/2006 9.00915 9.36325 9.129 8.512 4/14/2006 9.0243 9.365 9.129 8.53 4/21/2006 9.0342 9.34325 9.204 8.548 4/28/2006 9.0659 9.2855 9.147 8.642 5/5/2006 9.06105 9.2535 9.169 8.686 5/12/2006 9.099 9.29275 9.196 8.613 5/19/2006 9.14655 9.36025 9.241 8.74 5/26/2006 9.2232 9.4165 9.337 8.736 6/2/2006 9.2544 9.45425 9.406 8.8 6/9/2006 9.242 9.475 9.471 8.806 6/16/2006 9.27405 9.5145 9.438 8.69 6/23/2006 9.25625 9.537 9.437 8.826 6/30/2006 9.31355 9.5525 9.507 8.925 7/7/2006 9.38995 9.5965 9.559 8.925 7/14/2006 9.39425 9.62625 9.594 8.978 7/21/2006 9.40615 9.6545 9.602 9.054 7/28/2006 9.4251 9.68075 9.601 9.035 8/4/2006 9.42365 9.65875 9.62 9.108 8/11/2006 9.4589 9.62425 9.61 9.179 8/18/2006 9.5036 9.64275 9.609 9.15 8/25/2006 9.5124 9.63375 9.602 9.17 9/1/2006 9.50165 9.63425 9.583 9.129 9/8/2006 9.4361 9.5895 9.543 9.023 9/15/2006 9.32275 9.46075 9.457 8.972 9/22/2006 9.2084 9.363 9.377 8.83 9/29/2006 9.0804 9.24875 9.241 8.738 10/6/2006 9.0434 9.2005 9.21 8.75 10/13/2006 9.04775 9.202 9.227 8.798 10/20/2006 9.06095 9.2365 9.283 8.805 10/27/2006 9.13505 9.29525 9.388 8.915 11/3/2006 9.16375 9.337 9.391 9.022 11/10/2006 9.18115 9.3205 9.344 8.94 11/17/2006 9.1919 9.28275 9.254 8.911 11/24/2006 9.161 9.283 9.209 8.823 12/1/2006 9.1687 9.25775 9.264 8.757 12/8/2006 9.17325 9.298 9.335 8.721 12/15/2006 9.1859 9.31425 9.421 8.799 12/22/2006 9.222 9.33675 9.398 8.898 12/29/2006 9.2081 9.34175 9.34 8.877 Gasoline Demand, 4-Week Avg (mmbpd) Source: DOE weekly data; 2008 through March 14 YTD 2008 U.S. gasoline demand down 0.8% (69 mbpd) from same period in 2007 Weakening economic conditions and high pump prices may be contributing to slowdown in demand 5-year average data shows demand increases 700 mbpd between winter low and summer peak 5-Yr Avg 2008 2007 High Low 1/6/2006 207884 213063 213295 9.221 8.665 1/13/2006 211121 215256 216786 9.104 8.562 1/20/2006 214098 220341 220795 8.998 8.389 1/27/2006 214514 223899 224614 8.879 8.22 2/3/2006 215720 227487 227214 8.883 8.204 2/10/2006 216263 229236 225156 8.939 8.143 2/17/2006 217979 230264 222115 8.994 8.238 2/24/2006 217175 232619 220175 9.012 8.374 3/3/2006 216125 234276 216425 9.034 8.514 3/10/2006 214394 235967 213939 9.04 8.554 3/17/2006 212155 232520 210489 9.054 8.625 3/24/2006 209989 210231 9.079 8.598 3/31/2006 208143 205201 9.093 8.499 4/7/2006 206007 199725 9.129 8.512 4/14/2006 204090 197007 9.129 8.53 4/21/2006 202425 194214 9.204 8.548 4/28/2006 201463 193099 9.147 8.642 5/5/2006 203783 193471 9.169 8.686 5/12/2006 204503 195235 9.196 8.613 5/19/2006 205735 196666 9.241 8.74 5/26/2006 206385 198027 9.337 8.736 6/2/2006 206656 201537 9.406 8.8 6/9/2006 208443 201540 9.471 8.806 6/16/2006 209246 203331 9.438 8.69 6/23/2006 209382 202582 9.437 8.826 6/30/2006 208894 204433 9.507 8.925 7/7/2006 208775 205576 9.559 8.925 7/14/2006 208454 203341 9.594 8.978 7/21/2006 209335 204134 9.602 9.054 7/28/2006 207962 204720 9.601 9.035 8/4/2006 207075 202997 9.62 9.108 8/11/2006 204769 201940 9.61 9.179 8/18/2006 201859 196231 9.609 9.15 8/25/2006 199909 192564 9.602 9.17 9/1/2006 198169 191083 9.583 9.129 9/8/2006 196801 190417 9.543 9.023 9/15/2006 196893 190834 9.457 8.972 9/22/2006 197755 191366 9.377 8.83 9/29/2006 200148 191325 9.241 8.738 10/6/2006 200092 193000 9.21 8.75 10/13/2006 199963 195768 9.227 8.798 10/20/2006 199227 193837 9.283 8.805 10/27/2006 198857 195132 9.388 8.915 11/3/2006 198426 194313 9.391 9.022 11/10/2006 198409 195027 9.344 8.94 11/17/2006 197727 195190 9.254 8.911 11/24/2006 198440 196628 9.209 8.823 12/1/2006 199401 200623 9.264 8.757 12/8/2006 201692 202241 9.335 8.721 12/15/2006 203318 205221 9.421 8.799 12/22/2006 204798 205857 9.398 8.898 12/29/2006 205563 207842 9.34 8.877 Total US Gasoline Stocks (mmbpd) Source: DOE weekly data; 2008 through March 14 Note: Finished and Blendstocks U.S. gasoline inventories at high level 22 million barrels above same week 2007 Contango forward price curve encouraged inventory-builds U.S. data YTD 2008 versus YTD 2007: Refinery production up 0.3% (27 mbpd) Total imports up 5.4% (51 mbpd) Ethanol usage up 32% (131 mbpd) Based on 1Q07 versus 1Q08 Valero estimate

7 Issue Is Gasoline Inventory Level Relative to Demand Gasoline Days of Supply at 25.6 9.9% above same week in 2007 7.3% above 5-year average 5-Yr Avg 2008 2007 Forward Curve Low 1/1/2007 5.1 5.1 4.39 2.87 1/8/2007 6.32 3.46 4.32 1.98 1/15/2007 5.04 2.29 4.13 5.64 1/22/2007 5.25 5.33 4.12 5.77 1/29/2007 5.01 5.62 5.57 4.1 2/5/2007 5.9 5.08 4.94 4.09 2/12/2007 5.77 5.89 5.4 4.83 2/19/2007 5.84 7.17 7.88 3.22 2/26/2007 6.26 5.3 11.96 1.58 3/5/2007 8.31 3.18 14.9 3.45 3/12/2007 9.56 -0.04 14.85 2.54 3/19/2007 11.55 18.5 0.45 3/26/2007 12.35 18.5 4/2/2007 13.37 18.23 4/9/2007 14.71 21.96 4/16/2007 16.7 30.57 4/23/2007 16.12 24.72 4/30/2007 16.74 31.95 5/7/2007 15.89 31.93 5/14/2007 17.4 35.48 5/21/2007 17.97 40.41 5/28/2007 14.97 33 6/4/2007 14.81 31.23 6/11/2007 14.23 26.18 6/18/2007 12.87 23.95 6/25/2007 12.76 23.81 7/2/2007 12.74 21.65 7/9/2007 14.59 22.74 7/16/2007 14.5 23.6 7/23/2007 12.6 13.63 7/30/2007 11.1 10.16 8/6/2007 10.59 8.37 8/13/2007 10.19 9.87 8/20/2007 11.31 14.19 8/27/2007 9.45 11.08 9/3/2007 14.47 12.95 9/10/2007 10.74 13.16 9/17/2007 8.09 8.27 9/24/2007 10.84 8.14 10/1/2007 13.68 5.93 10/8/2007 9.32 4.52 10/15/2007 6.55 4.16 10/22/2007 4.58 2.81 10/29/2007 3.39 1.11 11/5/2007 4.04 4.32 11/12/2007 4.51 6.23 11/19/2007 4.46 5.1 11/26/2007 4.24 3.13 12/3/2007 3.39 1.88 12/10/2007 3.16 2.8 12/17/2007 3.52 3.53 12/24/2007 3.73 3.45 12/31/2007 4.82 5.81 Gulf Coast Gas Crack (per bbl) Source: Platt's weekly averages, 2008 through March 14 5-Yr Avg 2008 2007 High Low 1/1/2007 23.15984612 22.8 23 9.221 8.665 1/8/2007 23.82500247 23.2 23.6 9.104 8.562 1/15/2007 24.35611608 24 24.2 8.998 8.389 1/22/2007 24.52750224 24.7 24.7 8.879 8.22 1/29/2007 24.70109974 25.3 25 8.883 8.204 2/5/2007 24.7074201 25.6 24.8 8.939 8.143 2/12/2007 24.64850703 25.6 24.4 8.994 8.238 2/19/2007 24.51616628 25.8 24.1 9.012 8.374 2/26/2007 24.28546836 26 23.7 9.034 8.514 3/5/2007 23.86103081 25.6 23.3 9.04 8.554 3/12/2007 23.51686558 22.9 9.054 8.625 3/19/2007 23.18986092 22.8 9.079 8.598 3/26/2007 22.97474944 22.1 9.093 8.499 4/2/2007 22.71378667 21.3 9.129 8.512 4/9/2007 22.45262482 21 9.129 8.53 4/16/2007 22.31147842 20.8 9.204 8.548 4/23/2007 22.36863987 20.8 9.147 8.642 4/30/2007 22.61818228 20.9 9.169 8.686 5/7/2007 22.5789079 21 9.196 8.613 5/14/2007 22.58269931 21 9.241 8.74 5/21/2007 22.35662537 21 9.337 8.736 5/28/2007 22.48767437 21.3 9.406 8.8 6/4/2007 22.68602625 21.3 9.471 8.806 6/11/2007 22.6067972 21.4 9.438 8.69 6/18/2007 22.58518182 21.2 9.437 8.826 6/25/2007 22.42410003 21.4 9.507 8.925 7/2/2007 22.26570316 21.4 9.559 8.925 7/9/2007 22.2698787 21.1 9.594 8.978 7/16/2007 22.18262713 21.1 9.602 9.054 7/23/2007 22.01417489 21.1 9.601 9.035 7/30/2007 21.82296135 21 9.62 9.108 8/6/2007 21.50685544 21 9.61 9.179 8/13/2007 21.10545867 20.4 9.609 9.15 8/20/2007 20.82721304 20 9.602 9.17 8/27/2007 20.85829888 19.8 9.583 9.129 9/3/2007 20.86001764 19.9 9.543 9.023 9/10/2007 21.19851679 20.2 9.457 8.972 9/17/2007 21.65892371 20.4 9.377 8.83 9/24/2007 22.1234907 20.7 9.241 8.738 10/1/2007 22.14320464 21 9.21 8.75 10/8/2007 21.97088712 21.3 9.227 8.798 10/15/2007 21.91773756 21 9.283 8.805 10/22/2007 21.69366291 21 9.388 8.915 10/29/2007 21.57569755 20.8 9.391 9.022 11/5/2007 21.57053447 20.9 9.344 8.94 11/12/2007 21.54663313 21 9.254 8.911 11/19/2007 21.71315797 21.2 9.209 8.823 11/26/2007 21.88806784 21.7 9.264 8.757 12/3/2007 22.09844213 21.8 9.335 8.721 12/10/2007 22.27340586 22 9.421 8.799 12/17/2007 22.30416114 22 9.398 8.898 12/24/2007 22.50803179 22.2 9.34 8.877 US Gasoline Days of Supply Source: DOE weekly data; 2008 through March 14 Weakness in gasoline margins affected by plentiful gasoline inventories relative to demand Due to very high inventories, winter-grade to summer-grade specification changes have not had the impact as in previous years

9 Supply Response Anticipated Transition from winter-grade to summer-grade gasoline backs out blending components Anticipate combination of seasonal demand growth and supply-side reductions to reduce gasoline inventories and improve margins Industry-wide downtime expected to peak in March 2008 Last year, peaked in January Anticipate inventory reduction by adjusted rates on gasoline-producing units, e.g., fluid catalytic crackers (FCC) Valero reducing FCC rates at certain refineries due to uneconomic margins on gasoline production Currently running at 73% of capacity (255 mbpd below capacity) Source: Company reports FCC Capacity FCC Utilized FCC Reduction Capacity 961 Current Rates 706 Not Used 706 255 Valero's FCC Rate Reductions (mbpd) Jan Feb Mar Apr May Jun 2007 1125 925 790 900 620 405 2008 1130 815 1062 425 205 190 Planned Downtime of U.S. Crude Units (mbpd) Source: PIRA Energy Group as of January 2008 73% of capacity

11 5-Yr Avg 2008 2007 2008 Forward Curve 1/1/2007 7.97 13.67 11.96716669 1/8/2007 7.6 12.07 14.0877 1/15/2007 7.9 14.21 15.11475 1/22/2007 8.59 14.81 14.6863 1/29/2007 8.78 15.83 14.2115 2/5/2007 8.76 17.46 13.647 2/12/2007 9.29 20.24 14.795 2/19/2007 11.17 22.39 18.16475 2/26/2007 11.36 22.06 19.2107 3/5/2007 10.83 26.35 21.9169 3/12/2007 10.8 27.5 22.2966 3/19/2007 10.37 21.1412 3/26/2007 11.33 24.18025 4/2/2007 12.03 25.51825 4/9/2007 13.69 30.0435 4/16/2007 12.01 21.4495 4/23/2007 11.83 20.2068 4/30/2007 11.31 20.5513 5/7/2007 11.82 22.5261 5/14/2007 11.42 23.0127 5/21/2007 11.38 23.3549 5/28/2007 11.46 21.63825 6/4/2007 12.13 20.5117 6/11/2007 12.01 20.9446 6/18/2007 10.93 20.634 6/25/2007 11.18 19.2405 7/2/2007 11.39 18.298375 7/9/2007 10.4 18.0426 7/16/2007 10.15 13.8135 7/23/2007 10.69 14.4926 7/30/2007 11.09 14.1936 8/6/2007 10.52 14.4678 8/13/2007 11.08 17.3316 8/20/2007 11.93 18.1904 8/27/2007 13.18 18.1138 9/3/2007 11.88 16.859125 9/10/2007 10.36 16.2975 9/17/2007 12.35 16.31488 9/24/2007 17.21 15.29102 10/1/2007 16.38 14.1446 10/8/2007 17.15 13.43852 10/15/2007 15.31 12.64948 10/22/2007 11.79 11.88764 10/29/2007 10.53 14.18422 11/5/2007 11.44 16.46192 11/12/2007 11.5 15.94456 11/19/2007 11.84 16.4062 11/26/2007 11.24 18.62408 12/3/2007 10.42 16.56846 12/10/2007 11.18 15.27508 12/17/2007 10.72 16.59832 12/24/2007 10.16 14.7753667 12/31/2007 9.97 13.66866671 Distillate Margins Excellent Gulf Coast On-Road Diesel Crack (per bbl) Distillate inventories in U.S. and Europe at historically low levels Aided by cold winter weather Worldwide demand drawing inventories down and pulling margins up Forward curve shows average 2008 diesel margins higher than 2007 average 90% of Valero distillate production prices like on-road diesel and jet fuel Expect distillate margins to outperform gasoline over the long term Expect stronger worldwide economic growth Valero's growth projects oriented toward diesel production Source: Platt's weekly averages, 2008 through March 14; LSD prior to May 2006; ULSD after May 2006 2003 2004 2005 2006 2007 2008 Jan 447.565 446.4115 475.236 498.046 444.4381099 Feb 417.4465 420.8245 454.6865 476.3925 423.5175382 Mar 390.2595 408.3075 417.915 454.6205 Apr 389.313 408.7475 429.118 457.0445 May 400.7005 423.2805 440.041 461.8005 Jun 416.5515 419.7565 451.422 463.678 Jul 442.424 448.618 475.1825 462.9945 Aug 474.351 465.5685 498.659 472.668 Sep 462.556 468.342 511.6205 478.084 Oct 463.352 474.1665 504.3485 464.2235 Nov 449.884 476.149 499.276 448.191 Dec 444.928 470.8455 505.0565 440.3700037 2006 2005 2004 2008 2007 U.S. and Europe Commercial Distillate/ Gasoil Inventories (millions of barrels) Source: PIRA Energy Group as of February 25, 2008; Includes heating oil, diesel, gasoil; includes consumer tertiary stocks

Worldwide Capacity Expected to Remain Tight Through This Decade Conversion capacity remains tight - especially with down time Expect incremental conversion capacity growth in 2009, but economic recovery should drive higher demand growth 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E Total Global Petroleum Demand 77.5 78.2 79.8 82.6 83.9 84.7 86.3 87.8 89.4 Petroleum Demand Growth 0.8 0.7 1.6 2.8 1.3 0.8 0.989 1.254 1.26 CDU Expansions -0.098 0.854 0.463 0.745 1.415 1.606 1.358 1.35 1.864 Conversion Capacity Growth (Coker, FCC, HCU) 0.45 0.909 0.559 0.498 0.626 0.831 0.938 1.307 1.651 Source: Industry reports and Valero forecast; 2008 and 2009 estimates are based on consultant averages and are subject to change; includes capacity creep MMBPD Global Refining Supply and Demand 13

15 Wide Feedstock Differentials, But Weak Margins for Residual Products However, very weak margins for bottom of barrel products hurting margin capture Residual fuel oil, asphalt, bunker fuel trading at steep discounts to crude oil Asphalt season mainly in summer, but high prices and tax budgets could hurt volumes Worldwide fuel oil prices weak mainly due to supply growth from Russia Medium sour and Maya heavy sour differentials are attractive, even more so for other heavy sour crude oils Maya recently traded more than $20 per barrel below WTI Expect feedstock differentials to remain wide Expect strong worldwide demand for light, sweet crude oil to make high- quality fuels Maya Mars LLS - Mars 2002 5.74 2.15 2.52 2002 5.96 1.96 2.36 2002 5.75 2.06 2.47 2002 4.22 1.63 2.07 2002 4.64 2.74 2.2 2002 4.1 2.02 2.17 2002 4.39 1.9 1.96 2002 5.38 2.93 2.54 2002 5.25 2.52 2.41 2002 4.58 2.78 3.01 2002 6.32 4.42 4.37 2002 6.93 2.82 3.4 2003 5.41 3.27 3.85 2003 8.22 5.19 5.28 2003 9.15 3.69 6.02 2003 7.7 3.94 3.6 2003 6.68 2.26 2.35 2003 7.36 3.57 3.18 2003 5.62 3.22 2.95 2003 5.96 3.1 3.04 2003 5.97 3.36 3.66 2003 6.26 3.11 3.64 2003 6.85 3.51 3.58 2003 7.66 2.82 3.26 2004 8.54 4.06 5.74 2004 10.01 5.6 6.48 2004 9.49 4.6 5.76 2004 9.21 5.55 5.77 2004 8.54 4.31 4.47 2004 8.28 4.76 4.49 2004 10.68 4.99 5.48 2004 11.99 6.21 6.98 2004 13.71 7 7.85 2004 14.67 10.44 11.51 2004 16.63 8.89 8.51 2004 15.22 7.67 7.12 2005 16.93 7.18 6.8 2005 17.09 6.61 5.73 2005 17.82 7.21 6.58 2005 14.84 6.56 5.42 2005 11.24 5.11 4.18 2005 14.26 5.15 4.31 2005 14.47 5.46 4.62 2005 17.38 7.24 7.04 2005 15.23 5.63 6.95 2005 15.48 6.87 7.48 2005 16.56 6.83 6.2 2005 17.51 7.61 7 2006 18.08 7.08 6.81 2006 15.01 8.18 7.31 2006 14.28 7.86 7.59 2006 14.27 5.87 6.12 2006 15.56 7.04 7.24 2006 17.28 7.16 7.1 2006 16.45 6.67 7.17 2006 13.54 7.69 8.27 2006 12.56 8.14 7.06 2006 12.34 7.01 5.61 2006 13.08 6.05 6.36 2006 13.97 6.74 8.08 2007 12.68 5.96 7.24 2007 12.89 5.77 7.06 2007 12.75 3.02 4.92 2007 11.15 1.86 5 2007 9.05 3.25 7.21 2007 8.64 2.94 7.64 2007 10.38 4.46 2007 11.8 5.75 2007 14.78 7.59 2007 15.29 11.13 2007 15.67 9 2007 14.26 6.59 2008 14.68 6.85 2008 17.91 6.31 2008 19.1 7.11 Sour Crude Differentials to WTI (per bbl) Source: Platt's monthly averages; 2008 through March 14 Asphalt 3% No. 6 Fuel Oil LLS - Mars 2005 28.40632888 20.039 2.52 2005 28.99604533 20.7034211 2.36 2005 34.24068464 23.7454545 2.47 2005 28.73164374 18.1483333 2.07 2005 23.16481819 12.8766667 2.2 2005 28.5751523 18.9513637 2.17 2005 29.07704569 20.9455 1.96 2005 34.35089508 25.3819565 2.54 2005 34.22914574 21.6616667 2.41 2005 30.40062812 19.6442857 3.01 2005 29.9677257 19.851 4.37 2005 32.62475044 18.2809524 3.4 2006 36.77732745 19.45325 3.85 2006 30.32601772 14.9023684 5.28 2006 22.4696511 16.1371739 6.02 2006 25.47984123 18.7260527 3.6 2006 19.91872659 20.9900325 2.35 2006 14.62632466 24.4670455 3.18 2006 15.52762937 24.8265789 2.95 2006 12.5944058 23.4171739 3.04 2006 6.014106896 21.94975 3.66 2006 10.89810681 18.56 3.64 2006 18.40906915 19.4285 3.58 2006 25.57965159 22.53125 3.26 2007 17.98257827 17.726 5.74 2007 22.74101478 18.9615789 6.48 2007 23.8813095 20.0390909 5.76 2007 25.56968168 17.3145 5.77 2007 22.82694 13.075 4.47 2007 25.33037866 15.2221429 4.49 2007 30.6133442 18.4366667 5.48 2007 28.17575028 18.3745652 6.98 2007 36.77245713 22.975 7.85 2007 43.7114015 22.195 11.51 2007 51.07950935 22.5692858 8.51 2007 38.34810091 23.2386111 7.12 2008 39.84313332 23.5126191 6.8 2008 39.24173183 27.26175 5.73 2008 50.1372727 34.2195454 6.58 USGC Resid Discounts to WTI (per bbl) Source: No. 6, 3% - Platt's; Asphalt - Argus; monthly averages; 2008 through March 14

17 Valero's Conversion Capacity Is a Key Advantage Source: Company reports Coking Hydrocracking Cat Cracking VLO 361 269 897 XOM 403 159 826 COP 341 154 726 BP 244 267 442 RDS 238 229 468 CVX 164 258 257 MRO 66 27 402 TSO 94 94 196 SUN 9 28 322 U.S. Conversion Capacity (mbpd) Source: Company reports Heavy Sour and Resids 0.35 Sour and Acidic Crudes 0.29 Light Sweet Crudes 0.36 Valero's 2007 Feedstock Slate High-complexity system leads in U.S. conversion capacity Significant capital investment and long lead time required to add conversion capacity Enables Valero to convert low- quality, discounted feedstocks into high-quality products Almost 2/3 of Valero's feedstocks price below light sweet crude oil Feedstock discounts provide potential for more sustainable earnings Flexibility in Valero's system enables the use of a wide variety of feedstocks Allows Valero to take advantage of distressed cargoes Price below light sweet crude oil

19 Valero First Quarter 2008 Performance Our performance adversely affected by operating and equipment issues Coking plants very profitable, but... Port Arthur running at low rates due to cracks in coker drum walls Aruba run rates limited by vacuum tower fire Delaware City operated below capacity for two weeks while recovering from plant-wide power failure. Addressing issues, but expect weak first quarter For the first quarter, estimate approximately $400 million of lost opportunity for throughput margin due to equipment problems and other unbudgeted operating issues

21 Taking Steps Toward Building a Better Valero Strategies Optimizing Refining Portfolio Investing in Growth Projects at Core Refineries Focusing on Reliability and Cost Efficiency Using Balanced Approach to Allocate Cash Continuing to Seek Acquisitions That Meet Our Criteria Achieve best returns on investment in the industry Objective

Optimizing Refining Portfolio



Benicia, California
• 170,000 bpd capacity
• 15.0 Nelson complexity
Wilmington, California
• 135,000 bpd capacity
• 15.9 Nelson complexity
McKee, Texas
• 170,000 bpd capacity
• 9.4 Nelson complexity
Three Rivers, Texas
• 100,000 bpd capacity
• 12.4 Nelson complexity
Corpus Christi, Texas
• 315,000 bpd capacity
• 18.4 Nelson complexity
Texas City, Texas
• 245,000 bpd capacity
• 10.8 Nelson complexity
Houston, Texas
• 145,000 bpd capacity
• 15.1 Nelson complexity
Port Arthur, Texas
• 310,000 bpd capacity
• 11.8 Nelson complexity
Krotz Springs, Louisiana
• 85,000 bpd capacity
• 6.5 Nelson complexity
• Under Strategic Evaluation
Quebec, Canada
• 215,000 bpd capacity
• 7.8 Nelson complexity
Paulsboro, New Jersey
• 195,000 bpd capacity
• 9.1 Nelson complexity
Delaware City, Delaware
• 210,000 bpd capacity
• 13.2 Nelson complexity
Lima, Ohio
• 165,000 bpd capacity
• SOLD in 2007
Memphis, Tennessee
• 195,000 bpd capacity
• 7.5 Nelson complexity
• Under Strategic Evaluation
Ardmore, Oklahoma
• 90,000 bpd capacity
• 10.9 Nelson complexity
• Under strategic evaluation
St. Charles, Louisiana
• 250,000 bpd capacity
• 14.3 Nelson complexity
San Nicholas, Aruba
• 275,000 bpd capacity
• 7.0 Nelson complexity
• Under Strategic Evaluation
Legend
Valero Marketing Presence
Core Refinery
Non-Core Refinery Under Strategic Evaluation

Capacity shown in terms of crude and feedstock throughput

Source: Nelson complexities, Oil & Gas Journal and Valero estimates

11

25 Our Core Refineries Have Advantages Nelson Non-Core Refineries 8.1 Core Refineries 12.4 Nelson Complexity Index 1 "Non-Core Refineries" consist of Lima, Aruba, Krotz Springs, Memphis, and Ardmore Diluted Shares Outstanding Non-Core Refineries 0.36 Core Refineries 0.69 2006 % Discounted Feedstocks Core refineries use cheaper feedstocks Core refineries have more high-conversion units that can process low-quality feedstocks into clean products 1 1 Gross Margin per Barrel Non-Core Refineries 8.92 Core Refineries 13.22 2006 Throughput Gross Margin per Barrel ROCE Non-Core Refineries 0.28 Core Refineries 0.3 2006 Return on Capital Employed 1 1 Core refineries have higher returns on capital employed Core refineries have higher throughput gross margins

27 Investing in Growth Projects at Core Refineries for the Long Term Refinery Project Total Cost1 $mm Start-Up Contribution to Operating Income before Depr. and Amort. Expense2 $mm IRR2 Description St. Charles Crude/ Coker/ Hydrocracker $1,400 2010 $350 20% Crude unit expansion - 45 mbpd Coker expansion - 10 mbpd New hydrocracker - 50 mbpd Board approved Port Arthur Crude/ Coker/ Hydrocracker $2,400 2010/2011 $700 17% Crude throughput expansion - 75 mbpd New coker - 45 mbpd (2011) New hydrocracker - 50 mbpd (2010) Board approved St. Charles CCR/ Aromatics $2,100 2011 $500 16% Combined with benzene removal World-scale, efficient paraxylene plant Hydrocracker naphtha is an excellent feedstock - reduces gasoline pool Port Arthur Coke Gasification $2,500 2012 $430 12% 10,000 tons per day capacity Produce 450 million ft3/day of hydrogen Quebec ROSE/ Hydrocracker New 30 mbpd ROSE unit New 30 mbpd hydrocracker 1 Total project cost includes non-strategic capital costs and interest and overhead. 2 Estimated contribution to Valero's Operating Income before Depreciation and Amortization Expense and IRR based on average feedstock and product prices for 2004-2006 Postponed Hydrocracker projects emphasize production of high quality diesel from low quality feedstocks

29 Expect Strategic Moves to Strengthen Valero's Long-Term Position % Discounted Feeds 2006 0.61 2007 0.64 2008 0.66 2009 0.73 2010 0.73 2011 0.76 2012 0.77 Increasing % of Discounted Feedstocks1 % Discounted Feeds 2006 0.32 2007 0.34 2008 0.34 2009 0.33 2010 0.35 2011 0.36 2012 0.36 Increasing Distillate % Yield1 Increases percentage of discounted feedstocks from 61% in 2006 to 77% by 2012 Enhances Valero's strength in conversion capacity and capability to run more volumes of heavy and sour feedstocks Increases percentage yield of distillate from 32% in 2006 to 36% by 2012 Aligned with Valero's view that distillate margins will outperform gasoline over the long term 1 Includes disposition of Lima in 2007; assumes exclusion of non-core refineries after 2008

31 Focusing on Reliability and Cost Efficiency Mechanical availability (reliability) Issues have been identified, plans are in-place Major coker repair in progress at Port Arthur May postpone turnaround currently planned for 1Q09 to 4Q09 Projects: Cat cracker revamp at St. Charles, coker drums replacements at St. Charles and Port Arthur, utilities Completing in 2009 and 2010 Large potential for profit improvement and major reliability improvement Energy efficiency Projects: New hydrogen plants at Corpus Christi (completed) and at Benicia plus new CO furnaces, new turbo expander at St. Charles, new boilers, heater controls, and operations focus Non-energy operating costs Reliability improvements reduce maintenance expenses, accounting and procurement centralization, contractor efficiencies, and other administrative consolidations

33 Continuing Balanced Approach to Allocate Cash 2000 2001 2002 2003 2004 2005 2006 2007 2008E Base shares 176.7 176.7 176.7 176.7 176.7 176.7 176.7 176.7 176.7 Acquisitions 37.6 221.2 221.4 263.3 292.2 378.1 378.1 379.2 379.2 Benefits 29.5 36.6 57.7 75.2 97 120.8 125 135.8 145.4 General financings 25.5 25.5 25.5 50.7 50.7 50.7 50.7 50.7 50.7 Buybacks -15.8 -32.4 -36.6 -43.4 -62.8 -76 -110.6 -196.6 -242.3 Diluted shares outstanding at year end 253.5 427.6 444.7 522.5 553.8 650.3 619.9 545.8 509.7 Diluted Shares Outstanding (Wtd. Avg.) Millions Stock Buybacks Recently added $3 billion of new authorization Plan to continue buyback program in 2008 Dividends Considering an increase again in 2008 Debt In 2008, plan to pay down approximately $640 million of high-coupon Premcor debt Called $350 million of notes in 1Q08

35 Valero Has Many Advantages Source: Oil & Gas Journal and Valero estimates EC GC MC WC RM DK 0 1 0 0 0 ALJ 0 0.6 0 0.4 0 WNR 0.3 0 0 0 0.7 HOC 0 1 TSO 0.82 0.18 FTO 0.7 0.3 SUN 0.74 0.26 VLO 0.25 0.56 0.07 0.12 Most Geographically Diverse Refining Capacity Source: Oil & Gas Journal and Valero estimates DK 8.03 ALJ 7.91 WNR 6.7 HOC 7.82 TSO 9.41 FTO 11.9 SUN 8.5 VLO 12.7 Leading Nelson Complexity Index Source: Bloomberg EPS DK 0.93 ALJ 0.87 WNR 1.58 HOC 1.13 TSO 1.68 FTO 1.63 SUN 0.97 VLO 0.48 Lowest Volatility of Quarterly Diluted EPS from Continuing Operations Since 2002 Source: Bloomberg, March 13, 2008 DK 7.202 ALJ 7.373 WNR 5.399 HOC 10.591 TSO 6.766 FTO 8.484 SUN 7.639 VLO 6.875 One of Lowest Price to 2008 Earnings Ratios 1VLO figures are for Core refineries and exclude Aruba, Krotz Springs, Memphis and Ardmore 1 1

Implied Value of Valero's Refining Assets Billions, except per unit amounts Billions, except per unit amounts Market Value of Equity at $50/share $26.7 Book Value of Debt1 6.9 Less: Cash1 -2.5 = Estimated Enterprise Value 31.1 Less: Book Value of Net Working Capital1 -1.0 Less: Incremental Market Value of Inventories1 -6.2 Less: Estimated Value of Retail Assets2 -1.0 = Implied Value of Refining Assets $22.9 Implied value per: Barrel of daily throughput capacity (3.1mmbpd)3 $7,400 Barrel of complexity-adjusted capacity (2.7mmbpd crude, 11.3 Nelson)4 $750 37 1As of 12/31/07; 2Company estimate for evaluation purposes only; 3 22,900,000 / 3,100,000 = $7,400; 4 22,900,000 / 2,700,000 / 11.3 = $750

Valero's Refineries Appear Under Valued USGC New Build (Estimated) 25000 VLO Replacement Cost (Estimated) 15817 VLO Lima Transaction Value 11875 VLO Implied Refining Assets 7400 Value per Barrel of Daily Capacity USGC New Build (Estimated) 1800 VLO Replacement Cost (Estimated) 1609 VLO Lima Transaction Value 1212 VLO Implied Refining Assets 750 Value per Complexity-Adjusted Barrel of Daily Capacity 47% of Replacement Cost 42% of USGC New Build Value 39

41 Committed to Creating Long-Term Shareholder Value Expect gasoline situation to improve Outstanding distillate margins Most geographically diverse independent refiner in North America Most conversion capacity among U.S. refiners Committed to safe and environmentally compliant operations Optimizing portfolio to our strengths Focusing on reliability and cost efficiency 5-year target of $1 billion of annual operating income improvements Using balanced approach to allocate cash Expect to continue returning cash to shareholders Plan to maintain investment grade credit rating Investing in projects for long-term earnings and cash flow growth

43 Appendix

45 Capital Spending Emphasizes Safety, Reliability, and Long-Term Growth 2007A 2008E Regulatory 290 535 Turnarounds 520 420 Sustaining/Other 895 1570 Tier II 325 40 Strategic 750 1935 Budgeted 330 $2,780 $4,500 Millions Strategic Tier II Sustaining/ Other Turnarounds Regulatory 2007 came in below $3,500 budget 2008 estimate includes all 17 refineries Increase in Sustaining/Other primarily due to key reliability projects Increase in Strategic primarily due to initial spending on large, long-term growth projects 1 1 2008 estimated budget includes spending for some projects not yet approved by Board of Directors

47 Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com.